UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  November 20, 2014 (November 19, 2014)

CHINA HOUSING & LAND DEVELOPMENT, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51429	20-1334845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1008 Liuxue Road, Baqiao District

Xi’an, Shaanxi Province

China 710038

(Address of principal executive offices) (zip code)

86-029-83328813

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CPR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the, Exchange Act (17 CFR240.13e-4(c))

Item 8.01. Other Events.

On November 19, 2014, China Housing & Land Development, Inc. announced through a press release that the Company will hold its 2014 annual general meeting of shareholders at its corporate headquarter at 1008 Liuxue Road, Baqiao District, Xi’an, Shaanxi Province, China at 9:00 a.m. local time on December 18, 2014 (8:00 p.m. U.S. Eastern Time on December 17, 2014). A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated November 19, 2014 furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 20, 2014	CHINA HOUSING & LAND DEVELOPMENT INC.

	By:	/s/ Cangsang Huang
Name: Cangsang Huang
Title: Chief Financial Officer